Transactions with Related Parties	12 Months Ended
Dec. 31, 2014
Transactions with Related Parties [Abstract]
Transactions with Related Parties
Note 18.	Transactions with Related Parties

The Company has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Aggregate loan transactions with related parties were as follows:

	2014	2013

Balance, beginning	$2,954,100	$4,060,425

New loans	698,101	684,223
Repayments	(868,652)	(1,790,548)
Balance, ending	$2,783,549	$2,954,100

Deposit transactions with related parties at December 31, 2014 and 2013 were insignificant.